UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 12, 2023

THE BEAUTY HEALTH COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-39565	85-1908962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2165 Spring Street
Long Beach, CA
(Address of principal executive offices)

90806
(Zip Code)
(800) 603-4996
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SKIN	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

First Amendment to Executive Severance Plan

On April 12, 2023, the Compensation Committee of the Board of Directors of The Beauty Health Company (the “Company”) adopted the First Amendment (the “Amendment”) to the Company’s Executive Severance Plan (the “Severance Plan”), effective as of February 5, 2023.

The Amendment amends the definition of “CIC Protection Period” in the Severance Plan to refer to the period beginning on the date on which a “change in control” of the Company (as defined in the Severance Plan) occurs and ending on the twelve-month (rather than nine-month) anniversary thereof. Additionally, the Amendment provides that the cash severance payable upon an eligible participant’s termination of employment without “cause” or by the individual for “good reason” (each as defined therein) (each, a “Qualifying Termination”) during the CIC Protection Period will be paid in a single-lump sum payment rather than in accordance with the Company’s usual payroll practices.

The Amendment also increases the severance payments and benefits payable upon a Qualifying Termination for “Tier 2” participants in the Severance Plan as follows: (i) upon a Qualifying Termination that occurs outside of the CIC Protection Period, the applicable participant will be eligible to receive continued payment of his or her base salary and Company-subsidized continued health benefits for nine months (rather than six months) following termination, and (ii) upon a Qualifying Termination that occurs during the CIC Protection period, (x) the participant will be eligible to receive (a) an amount equal to nine months (rather than six months) of his or her base salary, (b) Company-subsidized continued health benefits for nine months (rather than six months) following termination, and (c) an amount equal to 100% (rather than 50%) of the participant’s target bonus.

Finally, the Amendment removes the provision providing that a participant’s severance payments and benefits will be suspended in the event he or she commences employment with a subsequent employer while receiving severance under the Severance Plan.

The foregoing description of the Amendment is qualified in its entirety by reference to its terms, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits

(d)                                                                                  Exhibits.

Exhibit No.	Description
10.1	First Amendment to The Beauty Health Company Executive Severance Plan
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 10.1)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2023	The Beauty Health Company

	By:	/s/ Liyuan Woo
	Name:	Liyuan Woo
	Title:	Chief Financial Officer

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